UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2008
SM&A
(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 975-1550
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 5.02 Compensatory Arrangements of Certain Officers
Amendment to Employment Agreement with
President and Chief Executive Officer of SM&A
On August 28, 2008, SM&A entered into (i) an Amendment Number 2 to that certain Employment Agreement, as amended, between SM&A and Cathy L. McCarthy, the President and Chief Executive Officer of SM&A (the “McCarthy Amendment”), and (ii) an Executive Severance and Retention Agreement with Ms. McCarthy (the “McCarthy Retention Agreement” and, together with the McCarthy Amendment, the “McCarthy Agreements”). The McCarthy Agreements modify the conditions under which, and the amounts of, certain payments and benefits payable to Ms. McCarthy in connection with the happening of certain events. The material terms of the McCarthy Agreements are as follows:
•	If Ms. McCarthy’s employment is terminated by SM&A without “Cause” or by Ms. McCarthy for “Good Reason” other than in the context of a “Change in Control” (as those terms are defined in the McCarthy Retention Agreement attached hereto as Exhibit 10.2), Ms. McCarthy will be entitled to receive, provided that she executes a general release of claims in favor of SM&A and complies with the restrictive covenants under her employment agreement:
(i)	until the longer of six (6) months following the effective date of her termination or the date that her Employment Agreement would have expired in accordance with its terms absent such termination, on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of her highest average annual base salary and target bonus during the immediately preceding three-year period;

(ii)	until the longer of six (6) months following the effective date of her termination or the date that her Employment Agreement would have expired in accordance with its terms absent such termination, continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that she makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan for a period of twelve (12) months following the effective date of her termination (capped at $10,000).
•	If Ms. McCarthy’s employment is terminated by SM&A without Cause or by Ms. McCarthy for Good Reason within twenty-four (24) months following a Change in Control, Ms. McCarthy will be entitled to receive, provided that she executes a general release of claims in favor of SM&A and complies with the restrictive covenants under her employment agreement:
(i)	for a period of twelve (12) months following the effective date of her termination, on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of her highest average annual base salary and target bonus during the immediately preceding three-year period;

(ii)	until the longer of six (6) months following the effective date of her termination or the date that her Employment Agreement would have expired in accordance with its terms absent such termination, continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that she makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan for a period of twelve (12) months following the effective date of her termination (capped at $10,000).
The foregoing summary is qualified by reference to the McCarthy Agreements, copies of which are furnished as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference as if set forth herein in their entirety.

Amendment to Employment Agreement with President and
Chief Executive Officer of SM&A Strategic Advisors, Inc.
On August 28, 2008, SM&A entered into (i) an Amendment Number 1 to that certain Employment Agreement, as amended, between SM&A and Peter Pace, General USMC (retired), the President and Chief Executive Officer of SM&A Strategic Advisors, Inc. (the “Pace Amendment”), and (ii) an Executive Severance and Retention Agreement with General Pace (the “Pace Retention Agreement” and, together with the Pace Amendment, the “Pace Agreements”). The Pace Agreements modify the conditions under which, and the amounts of, certain payments and benefits payable to General Pace in connection with the happening of certain events. The material terms of the Pace Agreements are as follows:
•	If General Pace’s employment is terminated by SM&A without “Cause” or by General Pace for “Good Reason” other than in the context of a “Change in Control” (as those terms are defined in the Pace Retention Agreement attached hereto as Exhibit 10.4), General Pace will be entitled to receive, provided that he executes a general release of claims in favor of SM&A and complies with the restrictive covenants under his employment agreement:
(i)	for a period of three (3) months following the effective date of his termination, on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of his highest average annual base salary during the immediately preceding three-year period;

(ii)	all incentive bonus payments to be made as set forth in section 3.a. of Exhibit A of his employment agreement, and a pro-rata portion of any other incentive compensation described in Exhibit A of his employment agreement to which he was entitled for the fiscal year or quarter, as applicable, in which his employment was terminated;

(iii)	for a period of three (3) months following the effective date of his termination, continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that he makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan for a period of three (3) months following the effective date of his termination (capped at $10,000).
•	If General Pace’s employment is terminated by SM&A without Cause or by General Pace for Good Reason within twenty-four (24) months following a Change in Control, General Pace will be entitled to receive, provided that he executes a general release of claims in favor of SM&A and complies with the restrictive covenants under his employment agreement:
(i)	for a period of eighteen (18) months following the effective date of his termination, on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of his highest average annual base salary and during the immediately preceding three-year period;

(ii)	for a period of eighteen (18) months following the effective date of his termination, continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that he makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan for a period of eighteen (18) months following the effective date of his termination (capped at $10,000).
The foregoing summary does not purport to be complete and is qualified by reference to the Pace Agreements, copies of which are furnished as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference as if set forth herein in their entirety.
Retention Agreements with other Named Executive Officers
On August 25, 2008, SM&A entered into Executive Severance and Retention Agreements with Kevin L Reiners, Executive Vice President Operations; James R. Eckstaedt, Executive Vice President Finance and Chief Financial Officer and Anna L. Aguirre, Senior Vice President Human Resources (the “Retention

Agreements”). The Retention Agreements provide the conditions under which, and the amounts of, certain payments and benefits payable to such named executive officers in connection with the happening of certain events, the material terms of which are as follows:
•	If the named executive officer’s employment is terminated by SM&A without “Cause” or by the named executive officer for “Good Reason” other than in the context of a “Change in Control” (as those terms are defined in the Retention Agreements, the form of which is attached hereto as Exhibit 10.5), the named executive officer will be entitled to receive, provided that he or she executes a general release of claims in favor of SM&A and complies with the restrictive covenants under his or her employment agreement, for a period of twelve (12) months following the effective date of his or her termination:
(i)	on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of his or her highest average annual base salary and target bonus during the immediately preceding three-year period;

(ii)	continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that he or she makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan (capped at $10,000).
•	If the named executive officer’s employment is terminated by SM&A without Cause or by the named executive officer for Good Reason within twenty-four (24) months following a Change in Control, the named executive officer will be entitled to receive, provided that he or she executes a general release of claims in favor of SM&A and complies with the restrictive covenants under his or her employment agreement, for a period of eighteen (18) months following the effective date of his or her termination:
(i)	on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of his or her highest average annual base salary and target bonus during the immediately preceding three-year period;

(ii)	continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that he or she makes a timely election and is eligible for such coverage continuation); and

(iii)	reimbursement under SM&A’s “Executive Edge” plan (capped at $10,000).
The foregoing summary does not purport to be complete and is qualified by reference to the form of Retention Agreement, a copy of which is furnished as Exhibit 10.5 to this Current Report on Form 8-K, and which is incorporated herein by reference as if set forth herein in its entirety.
On August 25, 2008, SM&A entered into an Executive Retention Agreement with Daniel Hart, Vice President and Controller (the “Hart Retention Agreement”). The Hart Retention Agreement provides the conditions under which, and the amounts of, certain payments and benefits payable to Mr Hart in connection with the happening of certain events, the material terms of which are as follows:
•	If Mr. Hart’s employment is terminated by SM&A without “Cause” or by Mr. Hart for “Good Reason” within twenty-four (24) months following a “Change in Control” (as those terms are defined in the Hart Retention Agreement, the form of which is attached hereto as Exhibit 10.6), Mr. Hart will be entitled to receive, provided that he executes a general release of claims in favor of SM&A and complies with the restrictive covenants under his employment agreement, for a period of twelve (12) months following the effective date of his termination:
(i)	on a monthly basis paid in accordance with SM&A’s customary payroll practices, 1/12 of his highest average annual base salary and target bonus during the immediately preceding three-year period; and

(ii)	continuation of coverage under the group health plans of SM&A at no cost or premium charge (provided that he makes a timely election and is eligible for such coverage continuation).
The foregoing summary does not purport to be complete and is qualified by reference to the Hart Retention Agreement, a copy of which is furnished as Exhibit 10.6 to this Current Report on Form 8-K, and which is incorporated herein by reference as if set forth herein in its entirety.
Form of Restricted Stock Unit Agreement under Long-Term Incentive Plan
The Board of Directors has approved, and SM&A has adopted, a form of Restricted Stock Unit Agreement (“RSA”) that it will enter into from time to time with recipients of awards under the SM&A Long-Term Incentive Plan (the “LTIP”). The form of RSA has material terms and conditions consistent with the LTIP as previously described in SM&A’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2008. The material terms of the form of RSA are as follows:
•	The award is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
•	The shares subject to the award will vest in accordance with the satisfaction of the performance criteria set forth in the RSA; provided that:
(i)	if the recipient’s employment has been terminated for any reason (other than cause, disability or death), the shares subject to the award that have not at that time vested will be forfeited;

(ii)	if the recipient’s employment has been terminated for cause, all of the shares subject to the award will be forfeited;

(iii)	if the recipient’s employment has been terminated for disability or death, the shares subject to the award that have not yet vested as of the date that is the first to occur of twelve (12) months after the date of such termination or ninety (90) days after the end of the “Performance Period” (as such term is defined in the RSA) will be forfeited; and

(iv)	in the event of a “change in ownership or control” in accordance with the regulations under Section 162(m) of the Code, the then unvested portion of the recipient’s award will accelerate and vest in full to the extent not assumed or replaced by a comparable award referencing shares of the successor or acquiring entity or parent thereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement of Cathy L. McCarthy, dated August 28, 2008, by and between SM&A and Cathy L. McCarthy.

10.2	Executive Severance & Retention Agreement, dated August 25, 2008, by and between SM&A and Cathy L. McCarthy.

10.3	Amendment No. 1 to Employment Agreement of Peter Pace, dated August 28, 2008, by and between SM&A and Peter Pace, General USMC (retired).

10.4	Executive Severance & Retention Agreement, dated August 25, 2008, by and between SM&A and Peter Pace, General USMC (retired).

10.5	Form of Executive Severance & Retention Agreement of SM&A. SM&A has entered into this form of agreement with each of Kevin L Reiners, James R. Eckstaedt and Anna L. Aguirre.

10.6	Executive Retention Agreement of SM&A, dated August 25, by and between SM&A and Daniel Hart.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2008	SM&A

	By:	/s/ James R. Eckstaedt Name: James R. Eckstaedt Title: Executive Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Employment Agreement of Cathy L. McCarthy, dated August 28, 2008, by and between SM&A and Cathy L. McCarthy.

10.2	Executive Severance & Retention Agreement, dated August 25, 2008, by and between SM&A and Cathy L. McCarthy.

10.3	Amendment No. 1 to Employment Agreement of Peter Pace, dated August 28, 2008, by and between SM&A and Peter Pace, General USMC (retired).

10.4	Executive Severance & Retention Agreement, dated August 25, 2008, by and between SM&A and Peter Pace, General USMC (retired).

10.5	Form of Executive Severance &Retention Agreement of SM&A. SM&A has entered into this form of agreement with each of Kevin L Reiners, James R. Eckstaedt and Anna L. Aguirre.

10.6	Executive Retention Agreement of SM&A, dated August 25, 2008, by and between SM&A and Daniel Hart.